Exhibit 10.3
UST Seq. No. 595
WAIVER
In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program (i.e. Reliance Bancshares, Inc.), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.
I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.
This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

Date: February 13, 2009

	Name:	Jerry S. Von Rohr
	Title:	Chairman, President and
Chief Executive Officer of
Reliance Bancshares, Inc.

UST Seq. No. 595
WAIVER
In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program (i.e. Reliance Bancshares, Inc.), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.
I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.
This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

Date: February 13, 2009

	Name:	Dale E. Oberkfell
	Title:	Executive Vice President and
Chief Financial Officer of
Reliance Bancshares, Inc.

UST Seq. No. 595
WAIVER
In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program (i.e. Reliance Bancshares, Inc.), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.
I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.
This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.
Date: February 13, 2009

Name: David S. Matthews
Title: Market President,
Phoenix, Arizona of
Reliance Bancshares, Inc.

UST Seq. No. 595
WAIVER
In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program (i.e. Reliance Bancshares, Inc.), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.
I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.
This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

Date: February 13, 2009

	Name:	Daniel Jasper
	Title:	Vice Chairman and
Chief Executive Officer of
Reliance Bancshares, Inc.

UST Seq. No. 595
WAIVER
In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program (i.e. Reliance Bancshares, Inc.), I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.
I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.
This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

Date: February 13, 2009

	Name:	Daniel S. Brown
	Title:	Executive Vice President and
Chief Lending Officer of
Reliance Bancshares, Inc.